April 30, 2009

                           TOUCHSTONE STRATEGIC TRUST

                      TOUCHSTONE LARGE CAP CORE EQUITY FUND

     SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2008, AMENDED FEBRUARY 2, 2009

On April 30, 2009, Todd Investment Advisors, Inc. ("Todd") was sold by Fort Washington Investment Advisors, Inc. to certain principals of Todd. After the sale, Todd then merged with Veredus Asset Management to form the investment advisory firm Todd/Veredus Asset Management, LLC ("Todd/Veredus"). The Large Cap Core Equity Fund will be managed by Todd/Veredus. There will be no change in the portfolio manager or sub-advisory fee structure of the Fund. Todd/Veredus's physical address will remain the same as that of Todd. As a result of the sale and merger, Todd/Veredus is no longer an affiliate of the Fund.













              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.